Exhibit 10.3

INCREMENTAL FACILITY AGREEMENT

THIS INCREMENTAL FACILITY AGREEMENT (this “Agreement”), effective as of March 26, 2025 (the “March 2025 Incremental Facility Effective Date”), is by and among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and CIBC BANK USA, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A.
The Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and Agent are party to a Credit Agreement, dated as of December 21, 2021 (as amended by the First Amendment to Credit Agreement, dated as of April 22, 2022, the Waiver and Second Amendment to Credit Agreement, dated as of September 1, 2022, the Joinder and Third Amendment to Credit Agreement, dated as of September 30, 2022, the Fourth Amendment to Credit Agreement, dated as of December 5, 2022, the Waiver and Fifth Amendment to Credit Agreement, dated as of March 30, 2023, the Waiver and Sixth Amendment to Credit Agreement, dated as of August 24, 2023, the Joinder and Seventh Amendment to Credit Agreement, dated as of September 20, 2023, the Eighth Amendment to Credit Agreement, dated as of December 21, 2023, the Joinder, Incremental Assumption Agreement and Ninth Amendment to Credit Agreement, dated as of June 24, 2024, the Tenth Amendment to Credit Agreement, dated as of September 30, 2024, the Incremental Facility Agreement, Waiver and Eleventh Amendment to Credit Agreement, dated as of January 29, 2025, and the Waiver and Twelfth Amendment to Credit Agreement, dated as of February 28, 2025, the “Existing Credit Agreement”, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
B.
Pursuant to Section 2.2(e) of the Existing Credit Agreement, the Borrower has requested, and CIBC BANK USA (the “Incremental Revolving Loan Lender”) has agreed to provide, upon the terms and conditions set forth in this Agreement and the Credit Agreement, Incremental Facilities in the amounts set forth in Annex A to the Credit Agreement attached as Exhibit A hereto and in an aggregate amount of $10,000,000 (the “Incremental Revolving Loan Commitment Increase” and the commitments of the Incremental Revolving Loan Lender with respect thereto, the “Incremental Revolving Loan Commitments”), which shall be identical to the existing Revolving Loan Commitments and Revolving Loans, respectively, under the Existing Credit Agreement; and
C.
The Agent and the Lenders party hereto are willing to agree to the Incremental Revolving Loan Commitments, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.
Defined Terms. Capitalized terms used in this Agreement and not defined herein shall have the meaning given in the Credit Agreement.

2.
Incremental Facilities.
(a)
Pursuant to Section 2.2(e)(i) of the Credit Agreement, Borrower hereby requests additional revolving loan commitments from the Incremental Revolving Loan Lender as set forth in this Agreement.
(b)
Upon the satisfaction of the conditions set forth in Paragraph 9 hereof, and subject to the terms and conditions of the Credit Agreement and the other Loan Documents, the Incremental Revolving Loan Lender hereby agrees to make available to Borrower the Incremental Revolving Loan Commitment in the amount set forth next to its name on Annex A to the Credit Agreement, in each case, pursuant to Section 2.2(e) of the Credit Agreement. The utilization by Borrower of the Incremental Revolving Loan Commitment Increase, together with the reallocation of the existing Revolving Commitment and Revolving Loans as provided in Paragraph 3 of this Agreement, shall result in an increase of the aggregate Revolving Commitment from $457,000,000 to $467,000,000 as of the March 2025 Incremental Facility Effective Date. Pursuant to Section 2.2(e) of the Credit Agreement, the terms, tenor and pricing of the Incremental Revolving Loan Commitments shall be on the same terms and conditions of the initial Revolving Commitments and shall be pari passu in right of payment and pari passu in respect of the Collateral. [After giving effect to this Agreement, the additional revolving loan commitments available to Borrower under Section 2.2(e) of the Credit Agreement shall be reduced from $83,000,000 to $73,000,000.]
(c)
This Incremental Revolving Loan Commitment constitutes an “Incremental Facility” incurred in accordance with Section 2.2(e) of the Credit Agreement.
(d)
Immediately upon the effectiveness of the Incremental Revolving Loan Commitment Increase on the March 2025 Incremental Facility Effective Date, (i) the Incremental Revolving Loan Commitments shall be added to the aggregate Revolving Commitment under the Credit Agreement, and (ii) the Incremental Revolving Loan Commitments shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents.
(e)
The Incremental Revolving Loan Commitments shall rank pari passu in right of payment with the existing Revolving Loans and the existing Revolving Loan Commitments (including all previous Incremental Revolving Loans).
(f)
The Incremental Revolving Loan Lender shall hold an undivided interest in and to (i) all the rights and obligations of a Lender under the Credit Agreement in connection with its new Incremental Revolving Loan Commitment and (ii) all rights and obligations of a Lender in connection therewith under the other Loan Documents.
(g)
The Incremental Revolving Loan Lender acknowledges and agrees that neither the Agent nor any Lender party to the Existing Credit Agreement (i) has made any representation or warranty or shall have any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other

Loan Document or any other instrument or document furnished pursuant thereto or in connection therewith or (ii) has made any representation or warranty or has any responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by the Borrower or any other Loan Party of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, in each case, upon which the Incremental Revolving Loan Lender is relying in making any credit decisions.
(h)
The Incremental Revolving Loan Lender (i) represents and warrants that it is legally authorized to enter into this Agreement, (ii) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements delivered pursuant to Section 10.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, (iii) agrees that it will, independently and without reliance upon the other Lenders or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or in connection herewith or therewith, (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender thereunder.
3.
Reallocation.
(a)
Effective upon the March 2025 Incremental Facility Effective Date, the Commitment of each Non-Increasing Lender (as defined below) and the Incremental Revolving Loan Lender shall be as set forth on Annex A to the Credit Agreement attached as Exhibit A hereto (after giving effect to this Agreement). The Incremental Revolving Loan Lender and each of the Non-Increasing Lenders hereby agrees as follows:
(1)
The Incremental Revolving Loan Lender shall pay to the Agent on the March 2025 Incremental Facility Effective Date, in immediately available funds, an amount equal to the Incremental Revolving Loan Lender’s Pro Rata Share (determined after giving effect to the adjustment of the Revolving Commitment pursuant to this Agreement, including the Incremental Revolving Loan Lender’s Incremental Revolving Loan Commitment) of the aggregate principal amount of the Revolving Outstandings as of the March 2025 Incremental Facility Effective Date. Such amount paid by the Incremental Revolving Loan Lender shall be deemed the purchase price for the acquisition by the Incremental Revolving Loan Lender of such amount of Revolving Loans from Lenders whose Commitment is not increased under this Agreement (collectively, the “Non-Increasing Lenders”) and, if applicable, other Lenders. The Agent shall distribute such amounts as received from the Incremental Revolving Loan Lender as may be necessary so that the Revolving Loans are held by the Incremental Revolving Loan Lender and the Non-Increasing Lenders in accordance with their respective Pro Rata Shares

(determined after giving effect to the adjustment of Pro Rata Shares pursuant to this Agreement).
(2)
Each Non-Increasing Lender which receives a payment in connection with clause (1) above (each, a “Selling Lender”) shall be deemed to have sold and assigned, without recourse to such Selling Lender, to the Incremental Revolving Loan Lender, and the Incremental Revolving Loan Lender shall be deemed to have purchased and assumed without recourse to the Selling Lenders, Revolving Loans in amounts such that after giving effect thereto each Lender shall hold Revolving Loans in accordance with its Pro Rata Share (determined after giving effect to the adjustment of Pro Rata Shares pursuant to this Agreement).
(b)
The Borrower hereby agrees that, in connection with the transactions described in this Paragraph 3, it shall compensate each Lender for any loss, cost or expense attributable thereto as required by Section 8.4 of the Credit Agreement.
4.
[Reserved].
5.
[Reserved].
6.
[Reserved].
7.
Ratification of Loan Documents and Collateral. The Loan Documents are ratified and affirmed by the Borrower and each of the other Loan Parties, and shall remain in full force and effect, as modified by this Agreement. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loans and the Obligations of Borrower and the other Loan Parties in the Loan Documents.
8.
Payment of Costs and Fees. Borrower shall reimburse the Agent for all attorney costs, search fees and other expenses incurred in connection with the negotiation, drafting, execution, filing and recording of this Agreement and any related Loan Documents.
9.
Conditions Precedent. Notwithstanding anything to the contrary set forth herein, the terms and provisions of this Agreement shall not be effective unless and until all of the following shall have occurred or been waived by the Agent and the Lenders:
(a)
The Agent shall have received all of the following, each duly executed and dated as of the March 2025 Incremental Facility Effective Date (or such earlier date as shall be satisfactory to the Agent), in form and substance satisfactory to the Agent:
(1)
this Agreement executed and delivered by the Borrower, the other Loan Parties party hereto, the Lenders party hereto, and Agent;
(2)
a Third Amended and Restated Revolving Note for the Incremental Revolving Loan Lender executed and delivered by the Borrower;
(3)
[Reserved];

(4)
Opinions of counsel for each Loan Party, including local counsel and foreign counsel reasonably requested by Agent;
(5)
a Solvency Certificate executed and delivered by a Senior Officer of Borrower;
(6)
[Reserved];
(7)
a certificate executed by an officer of Borrower on behalf of Borrower certifying the matters set forth in Section 2.2(e)(iii) and Section 12.2(a) of the Credit Agreement as of the March 2025 Incremental Facility Effective Date;
(8)
for each Loan Party, such Person’s (a) charter (or similar formation document), certified by the appropriate Governmental Authority, (b) good standing certificates in its state of incorporation (or formation) and in each other state requested by Agent, (c) bylaws (or similar governing document), (d) resolutions of its board of directors (or similar governing body) approving and authorizing such Person’s execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is party and the transactions contemplated thereby; and (e) signature and incumbency certificates of its officers executing this Agreement and any of the other Loan Documents (it being understood that Agent and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification;
(9)
a U.S. law Reaffirmation of the Guaranty and Collateral Agreement executed and delivered by each Grantor (as defined therein) party thereto;
(10)
a German law Security Confirmation and 4th Amendment Agreement Relating to a Security Transfer Agreement Regarding Current Assets executed and delivered by the Borrower and Agent;
(11)
a Swiss law Security Confirmation Agreement executed and delivered by the Borrower and Agent;
(12)
a Canadian law Reaffirmation to General Security Agreement executed and delivered by the Borrower and Agent;
(13)
a Hong Kong law Confirmatory Security Deed executed and delivered by the Borrower and Agent;
(14)
a Singapore law Debenture Supplemental Deed executed and delivered by the Borrower and Agent;
(15)
certified copies of Uniform Commercial Code search reports dated a date reasonably near to the March 2025 Incremental Facility Effective Date, listing all effective financing statements which name any Loan Party (under their present names and any previous names) as debtors, together with (a) copies of such financing statements, (b) payoff letters evidencing repayment in full of all Debt to be repaid on the March 2025 Incremental Facility

Effective Date (if any), the termination of all agreements relating thereto and the release of all Liens granted in connection therewith, with Uniform Commercial Code or other appropriate termination statements and documents effective to evidence the foregoing (other than Liens permitted by Section 11.2 of the Credit Agreement) and (c) such other Uniform Commercial Code termination statements as Agent may reasonably request; and
(16)
each document (including Uniform Commercial Code financing statements) required by the Collateral Documents or under law or reasonably requested by Agent to be filed, registered or recorded in order to create in favor of Agent, for the benefit of the Lenders, a perfected Lien on the collateral described therein, prior to any other Liens (subject only to Liens permitted pursuant to Section 11.2), in proper form for filing, registration or recording.
(b)
No Event of Default or Default shall have occurred and be continuing on the date hereof or would exist after giving effect to this Agreement.
(c)
Borrower shall have paid all fees, costs and expenses required to be paid pursuant to Paragraph 8 hereof.
(d)
The representations and warranties of each Loan Party set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (without duplication as to any materiality modifiers, qualifications or limitations set forth therein) with the same effect as if made on the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, without duplication as to any materiality modifiers, qualifications or limitations set forth therein).
(e)
Borrower shall have provided to the Agent such other items and shall have satisfied such other conditions as may be reasonably required by the Agent or any Lender party hereto.
10.
[Reserved].
11.
Representations, Warranties and Covenants. Each Loan Party represents, warrants and covenants to the Agent and the Lenders that:
(a)
No Default or Event of Default under any of the Loan Documents, after giving effect to this Agreement, has occurred and is continuing.
(b)
After giving effect to this Agreement, each of the representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects (without duplication as to any materiality modifiers, qualifications or limitations set forth therein) on the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, without duplication as to any materiality modifiers, qualifications or limitations set forth therein).
(c)
No Loan Party has any claims, counterclaims, defenses or set-offs with respect to the Loans or the Loan Documents as modified herein.

(d)
The Loan Documents as modified herein are the legal, valid, and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with their terms.
(e)
Each Loan Party validly exists under the laws of the State of Delaware and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower and each other Loan Party that is a party hereto. This Agreement has been duly executed and delivered by the Borrower and each other Loan Party that is a party hereto.
12.
Miscellaneous. Section 15.8 (Governing Law), Section 15.20 (Forum Selection and Consent to Jurisdiction) and Section 15.21 (Waiver of Jury Trial) of the Credit Agreement are incorporated mutatis mutandis.
13.
No Novation. Nothing in this Agreement shall be construed to be or constitute any novation of Borrower’s obligations to the Lenders or the Agent.
14.
Claims Release. Each Loan Party hereby fully, finally and forever releases, waives, and discharges the Agent and each Lender and its successors, assigns, directors, officers, employees, agents and representatives (each a “Releasee”) from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits (“Claims”) of whatever kind or nature, in law or in equity, that such Loan Party has or in the future may have, whether known or unknown, arising from events prior to the date hereof in respect to the Loans and the Loan Documents; provided, that with respect to any Releasee, the foregoing release shall not apply to (x) any Claims arising as a result of material breach by, such Releasee of this Agreement, or (y) any Claims resulting from such Releasee’s gross negligence, willful misconduct or bad faith as determined by a final, non-appealable judgment of a court of competent jurisdiction.
15.
Headings of Subdivisions. The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.
16.
Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by pdf or facsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by pdf or facsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. This Agreement shall constitute a Loan Document.

Borrower:

A-MARK PRECIOUS METALS, INC.

By:
Name:	Thor Gjerdrum
Title:	President

SUBSIDIARY GUARANTORS:

CFC ALTERNATIVE INVESTMENTS, LLC

By:
Name:	Thor Gjerdrum
Title:	President

AM IP ASSETS, LLC

By:
Name:	Thor Gjerdrum
Title:	President

A-M GLOBAL LOGISTICS, LLC

By:
Name:	Thor Gjerdrum
Title:	President

COLLATERAL FINANCE CORPORATION

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

TRANSCONTINENTAL DEPOSITORY SERVICES, LLC

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

[Signature Page to Incremental Facility Agreement]

AM&ST ASSOCIATES, LLC

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

GOLDLINE, INC.

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

AM SERVICES, LLC

By:
Name:	Gregory N. Roberts
Title:	Chief Executive Officer

JM BULLION, INC.

By:
Name:	Robert J. Pacelli
Title:	President

GOLD PRICE GROUP

By:
Name:	Robert J. Pacelli
Title:	President

SILVER.COM, INC.

By:
Name:	Robert J. Pacelli
Title:	President

[Signature Page to Incremental Facility Agreement]

PROVIDENT METALS CORP

By:
Name:	Robert J. Pacelli
Title:	President

BUY GOLD AND SILVER CORP

By:
Name:	Robert J. Pacelli
Title:	President

MARKSMEN HOLDINGS, LLC

By:
Name:	Thor Gjerdrum
Title:	President

BX CORPORATION

By:
Name:	Robert J. Pacelli
Title:	President

[Signature Page to Incremental Facility Agreement]

CIBC BANK USA, as Agent and as a Lender

By:

Name: Jason Simon

Title: Managing Director

[Signature Page to Incremental Facility Agreement]

[OTHER LENDERS], as a Lender

By:
Name:
Title:

[Signature Page to Incremental Facility Agreement]

Exhibit A

ANNEX A TO CREDIT AGREEMENT

LENDERS AND PRO RATA SHARES

Lender	Revolving Commitment Amount	Pro Rata Share*/
CIBC Bank USA	$90,000,000	19.271948608%
Rabobank	$52,500,000	11.241970021%
Brown Brothers Harriman	$40,000,000	8.565310493%
Cal Bank & Trust	$40,000,000	8.565310493%
Natixis, New York Branch	$40,000,000	8.565310493%
Deutsche Bank AG, Amsterdam Branch	$40,000,000	8.565310493%
Industrial and Commercial Bank of China Limited, New York Branch	$40,000,000	8.565310493%
Heartland Financial	$37,000,000	7.922912206%
Sunwest Bank	$30,000,000	6.423982869%
BOKF, NA dba Bank of Oklahoma	$30,000,000	6.423982869%
HSBC	$27,500,000	5.888650964%
TOTALS	$467,000,000	100%

*/ Carry out to nine decimal places.